SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 2, 2002

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)

One North Main Street - Coudersport, PA 16915-1141
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (814) 274-9830

This Form 8-K/A amends the registrant’s response to Item 9 of the registrant’s Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on July 31, 2002.

Item 7(c).    Exhibits

99.1
Slide show presentation (the “Presentation”) delivered on July 31, 2002 to certain holders of bonds issued by Adelphia Communications Corporation. Previously filed as Exhibit 99.1 to the Form 8-K filed with the Commission on July 31, 2002.

Item 9.    Regulation FD Disclosure

Historically Adelphia Communications Corporation (“Adelphia” or the “Company”) has calculated its number of subscribers by counting the number of households (or in the case of households with multiple billing accounts, the number of such accounts) that receive video signals from its cable system (the “Subscriber Accounts”). For example, in the registrant’s Form 8-K filed with the Commission on June 10, 2002 (the “June 10 Form 8-K”) the registrant reported that management’s best estimate of the number of subscribers as of December 31, 2001 was 5,763,000, that number was the number of Subscriber Accounts and excluded the Subscriber Accounts of the Rigas Family Managed Entities and the Brazilian and Venezuelan joint ventures.

The new management of the Company, which took control in May of 2002, intends to improve the quality of the Company’s public disclosure. In connection with that effort the Company intends to prospectively report two different subscriber numbers the Subscriber Accounts and Equivalent Subscribers. “Equivalent Subscribers” is a notional number that in general is obtained by dividing the total revenue for basic cable services in each market by the prevailing rate in the market. The difference between Subscriber Accounts and Equivalent Subscribers results principally from bulk billing for multiple dwelling units. For example, four households receiving cable service under a bulk billed plan in which each household paid a discounted $10 per month rate in a market with a $40 per month prevailing rate would count as four Subscriber Accounts but only one Equivalent Subscriber.

The Presentation that was delivered on July 31, 2002, to certain holders of bonds issued by Adelphia calculated Equivalent Subscribers and reflected management’s estimates that the total number of the Company’s Equivalent Subscribers as of May 31, 2002 is 5,453,000, excluding Equivalent Subscribers of the Rigas Family Managed Entities and the registrant’s Brazilian and Venezuelan joint ventures. The difference in subscriber numbers as between the June 10 Form 8-K is due to (1) the difference between reporting Subscriber Accounts and Equivalent Subscribers, and (2) the different dates to which the numbers relate.

The foregoing Subscriber Accounts and Equivalent Subscribers figures include all subscribers in joint ventures in the Company’s consolidated financial statements (other than the Brazilian and Venezuelan joint ventures) even though the Company does not own all of the equity in such joint ventures.

The term Rigas Family Managed Entity as referred to above means the cable systems owned by John J. Rigas, Timothy J. Rigas, Michael J. Rigas, James P. Rigas, and Ellen Rigas Venetis and managed by the Company.

A copy of the Presentation is filed as Exhibit 99.1 to the Form 8-K filed with the Commission on July 31, 2002.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by the former management of Adelphia Communications Corporation (the “Company”): (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent auditors’ report thereon or filed with the Commission its Form 10-K for the year ended December 31, 2001, (b) the Company’s former independent auditors, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the years ended December 31, 1999 and 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, or filed with the SEC its Form 10-Q for the quarter ended March 31, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun the preparation of new financial statements for the periods in question; however, the Company does not believe that it will have completed the preparation of the foregoing financial information prior to the conclusion of the third quarter. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company’s rebuild percentage (the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by the former management of Adelphia Communications Corporation (the “Company”): (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent auditors’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Form 10-K for the year ended December 31, 2001, (b) the Company’s former independent auditors, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the years ended December 31, 1999 and 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, or filed with the SEC its Form 10-Q for the quarter ended March 31, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun the preparation of new financial statements for the periods in question; however, the Company does not believe that it will have completed the preparation of the foregoing financial information prior to the conclusion of the third quarter. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company’s rebuild percentage (the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements regarding Adelphia Communications Corporation and its subsidiaries’ (collectively, the “Company’s”) expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.

Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company’s filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled “Risk Factors” contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company’s filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the lack of substantial cable industry experience among certain of the Company’s senior management; (d) the effects of government regulations and the actions of local cable franchise authorities; (e) the availability of debtor-in-possession financing and surety bonds to support the Company’s operations; (f) the results of the Company’s internal investigation and the matters described above under “Cautionary Statement Regarding Financial and Operating Data”; (g) actions of the Company’s competitors; (h) the pricing and availability of equipment, materials, inventories and programming; (i) product acceptance and customer spending patterns; (j) the Company’s ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrades its networks; (k) technological developments; (l) matters relating to or in connection with the recent bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (m) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (n) the movement of interest rates and the resulting impact on the Company’s interest obligations with respect to its pre-petition bank debt; and (o) the delisting of Adelphia Communication Corporation’s common stock by Nasdaq. Many of such factors are beyond the control of the Company and its management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 2, 2002
ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

By:	/s/ Christopher T. Dunstan
Christopher T. Dunstan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description

99.1
Slide show presentation delivered on July 31, 2002 to certain holders of bonds issued by Adelphia Communications Corporation. Previously filed as Exhibit 99.1 to the Form 8-K filed with the Commission on July 31, 2002.

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